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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 January 8, 2004

                              Diomed Holdings, Inc.


               Delaware                  000-32045              84-140636
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
            incorporation)                                   Identification No.)

                       1 Dundee Park
                        Andover, MA                            01810
         (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
        -----------------------------------------

         On January 6, 2004, Diomed Inc. (the "Company"), a wholly-owned subsidiary of Diomed Holdings, Inc., filed a lawsuit in the United States Federal District Court for the District of Massachusetts against AngioDynamics, Inc., a subsidiary of E-Z-EM, Inc., seeking injunctive relief and damages for infringement of the Company's US Patent Number 6,398,777 covering the endovascular laser treatment of varicose veins which the Company uses in its EVLT(R) product line, the exclusive rights to which the Company acquired on September 3, 2003.

         A copy of the Company's press release issued January 7, 2004 regarding this lawsuit is included in this Current Report as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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99.1             Press Release, dated January 7, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Diomed Holdings, Inc.
                              (Registrant)

Date:    January 8, 2004      By:        /s/  JAMES A. WYLIE, JR.
                                        --------------------------
                              Name:     James A. Wylie, Jr.
                              Title:    President and Chief Executive Officer

List of Exhibits

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99.1             Press Release, dated January 7, 2004
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